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                                                                    Exhibit 23.1



                        Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statements (Forms S-8 No. 33-66250, 33-80425, 33-89036, 333-18337) of Aseco Corporation of
our report dated May 9, 1997, except for Note M as to which the date is May 23, 1997, with respect to the consolidated financial statements and schedule of Aseco Corporation included in the Annual Report (Form 10-K) for the year ended March 30, 1997.



                                                    ERNST & YOUNG LLP



Boston, Massachusetts
June 23, 1997